Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Mitcham Industries, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert P. Capps, Executive Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert P. Capps
Robert P. Capps
Executive Vice President-Finance and Chief Financial Officer
December 12, 2006